UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________
FORM 8-K

_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

_________________________
 Verint Systems Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-34807	11-3200514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Broadhollow Road
Melville,	New York	11747
(Address of principal executive offices, and zip code)

(631)	962-9600
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	VRNT	The NASDAQ Stock Market, LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 7, 2022, Verint Systems Inc. (“Verint”) announced a Chief Financial Officer succession plan. Under the succession plan, Douglas Robinson will step down as CFO of Verint and Grant Highlander will be appointed as CFO of Verint effective on a date to be determined (the “Transition Date”) during the fourth quarter of the current fiscal year (ending January 31, 2023).

Mr. Highlander currently serves as the CFO of Verint’s Customer Engagement business, which has encompassed all of Verint’s business activities since the spin-off of Cognyte Software Ltd. on February 1, 2021. Mr. Highlander has held this position since 2015. Prior to joining Verint, Mr. Highlander spent over 17 years at IBM in a number of finance roles culminating in Vice President & CFO of IBM Security.

Mr. Highlander is currently party to an offer letter and a standard employee agreement with us. We expect to enter into a new executive employment agreement with Mr. Highlander effective on the Transition Date, the terms of which have not yet been determined. There are no family relationships between Mr. Highlander and any of Verint’s directors or executive officers and there are no arrangements or understandings between him and any other person pursuant to which he was selected for his position. There are no related person transactions involving Mr. Highlander that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. Robinson is expected to remain with Verint in an advisory role following the Transition Date on terms which have not yet been determined.

A copy of the press release issued by Verint announcing the CFO succession plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit
Number	Description

99.1	Press Release of Verint Systems Inc., dated September 7, 2022

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date:	September 7, 2022

		By:	/s/ Douglas E. Robinson
			Name:	Douglas E. Robinson
			Title:	Chief Financial Officer